EXHIBIT 31.4

SARBANES-OXLEY ACT SECTION 302

CERTIFICATION OF FINANCIAL OFFICER

I, Robert S. Tissue, certify that:

1.          I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A (the “Report”) of Summit Financial Group, Inc.; and

2.          Based on my knowledge, this Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Report.

/s/ Robert S. Tissue Robert S. Tissue Executive Vice President and Chief Financial Officer

Date: April 26, 2024